SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
 1934

 Filed by the Registrant [X]

 Filed by a Party other than the Registrant [ ]

 Check the appropriate box:

 [X]  Preliminary Proxy Statement

 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 [ ]  Definitive Proxy Statement

 [ ]  Definitive Additional Materials

 [ ]  Soliciting Material Pursuant to S 240.14a-11(c) or S 240.14a-12

                       UNIVIEW TECHNOLOGIES CORPORATION
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                     None
 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.

 [ ] Fee computed on table below per Exchange Act Rules l4a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:
      2)   Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)   Proposed maximum aggregate value of transaction:
      5)   Total fee paid:

 [ ]   Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

                       UNIVIEW TECHNOLOGIES CORPORATION

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held July 17, 2003

 To the Shareholders of UNIVIEW TECHNOLOGIES CORPORATION:

      NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of uniView Technologies Corporation, a Texas corporation, (the "Company"), will be held at 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248, on July 17, 2003, at 4:30 P.M., Central Standard Time, for the following purposes:

      1. Adoption of directors' proposal to restate the Articles of Incorporation of the Company.

      Only those Shareholders of record at the close of business on June 13, 2003 will be entitled to receive notice of, and vote at the meeting.

      Your attention is called to the enclosed Proxy Statement.

                               By Order of the Board of Directors,

                               /s/ Patrick A. Custer

                               Patrick A. Custer
                               Secretary

 Dallas, Texas
 June 5, 2003

                       UNIVIEW TECHNOLOGIES CORPORATION
                    17300 North Dallas Parkway, Suite 2050
                             Dallas, Texas 75248
                                (972) 233-0900
                          _________________________

                               PROXY STATEMENT
                              "PRELIMINARY COPY"
                          _________________________

                       Special Meeting of Shareholders
                                July 17, 2003

                                 INTRODUCTION

      This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders of uniView Technologies Corporation (the "Company") on or about June 19, 2003 in connection with the solicitation of proxies on behalf of the Board of Directors for use at a Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248, on July 17, 2003, at 4:30 P.M., Central Standard Time, and any postponement or adjournment thereof.

                              PROXY SOLICITATION

      When proxies in the accompanying form are properly executed and returned, the shares that they represent will be voted at the Special Meeting in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted FOR the proposal. The persons named as proxies in the accompanying form of proxy were selected by the Board of Directors.

      Any shareholder giving a proxy has the power to revoke it at any time by written notice given to and received by the Secretary of the Company prior to the Special Meeting, or any postponement or adjournment thereof, or upon request if the shareholder is present at the Special Meeting and chooses to vote in person. Whether or not you plan to attend the Special Meeting, please sign and date the enclosed proxy and return it promptly in the accompanying envelope in order to be sure that your shares will be voted at the Special Meeting.

      The Company is making the solicitation of proxies and will bear the expense. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by telephone, telecopy, telegraph or in person. No additional compensation will be paid to such persons for the solicitation of proxies. To solicit proxies, we also will request the assistance of banks, brokerage houses and other custodians, nominees and fiduciaries and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies.

                      VOTING SECURITIES AND RECORD DATE

      Only holders of record of shares of our common stock, $0.80 par value, (the "Common Stock") as of the close of business on June 13, 2003 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there are expected to be 4,486,120 shares of Common Stock issued and outstanding. The Common Stock is the only class of our voting securities issued and outstanding. Each shareholder of record in this class at the close of business on the Record Date is entitled at the Special Meeting to one vote for each share of Common Stock held. As provided in our Articles of Incorporation, there is no cumulative voting. Holders of the Common Stock have no preemptive or other subscription rights. Under the Texas Business Corporation Act, shareholders will not have dissenters' rights in connection with the effect of the voting on the reduction of the Company's stated capital.

                       SECURITY OWNERSHIP OF MANAGEMENT
                        AND CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information as of the Record Date with respect to the beneficial ownership of Common Stock by (i) persons known to us to be the beneficial owners of more than 5% of the outstanding shares of Common Stock, (ii) all directors of the Company, (iii) each of the executive officers and (iv) all directors and executive officers of the Company as a group.

      The number of shares of Common Stock beneficially owned by each individual set forth below is determined under the rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which an individual has sole or shared voting power or investment power and any shares which an individual presently, or within 60 days, has the right to acquire through the exercise of any stock option or other right. Each of the persons listed in the following table has sole voting and investment power as to all shares indicated except as set forth in the notes to the table. The information is based upon corporate records, information furnished by each shareholder, or information contained in filings made with the Securities and Exchange Commission.

                                      Number of Shares
  Name and Address                    Amount and Nature             Percent
  of Beneficial Owner                 of Beneficial Ownership       of Class
  -------------------                 -----------------------       --------
 5% Beneficial Owners

  Patrick A. Custer                         784,508 (1)              14.88%
  17300 N. Dallas Pkwy., Suite 2050
  Dallas, Texas 75248

  Peak Decision International Limited       350,000 (2)               7.80%
  Unit 1603, 16F
  Dina House,
  11 Duddell Street, Central
  Hong Kong

  Trident Growth Fund, L.P.                 423,815 (3)               8.80%
  (formerly known as Gemini
  Growth Fund, L.P.)
  3602 McKinney Ave, Suite 220
  Dallas, Texas 75204

 Directors

  Patrick A. Custer                         784,508 (1)              14.88%

 Executive Officers

  Patrick A. Custer                         784,508 (1)              14.88%

 All Directors and Executive
  Officers as a Group                       784,508 (4)              14.88%


 (1) Includes 2,188 shares owned outright by Mr. Custer; 746,500 shares issuable to Mr. Custer upon exercise of vested nonstatutory Employee Stock Options; 32,729 shares held of record by Custer Company, Inc., a family trust, over which Mr. Custer exercises voting control; 2,969 shares owned by his wife; 118 shares held by his wife for the benefit of his minor daughter; and 2 shares each held by Mr. Custer for the benefit of his two sons.

 (2)  Common shares owned.

 (3) Includes 26,625 shares owned outright by Founders Equity Group, Inc., an affiliate of Beneficial Owner, 65,940 shares owned outright by Founders Partners IV, LLC, an affiliate of Beneficial Owner, and 331,250 shares issuable upon exercise of warrants.

 (4) Includes shares beneficially owned by all directors and Executive Officers shown above.


                   RESTATEMENT OF ARTICLES OF INCORPORATION

      The Board of Directors proposes to restate the Company's Articles of Incorporation to update its provisions in accordance with changes made to the Texas Business Corporation Act since the Company's inception in 1984. Currently, the Company's original charter must be read in conjunction with several amendments filed at various times in the past. Some of the provisions of the original charter and the amendments are outdated and redundant. The restatement will result in a more cohesive and concise document, which will provide a framework within which the Company can better adapt future business models to modern business practices.

      Name change. One effect of the restatement will be to change the Company name to "VPGI Corp." The Company has discontinued all operations under its previous business model and management hopes to consider future business ventures based on its strong Asian contacts. VPG is generally an acronym for 'venture pacific group' and represents the concept of a specialized venture investment company that is dedicated to the development of business opportunities between North America and the Asia Pacific region. Based upon the divergence of the Company from its prior business model, management believes the name change is necessary as part of any potential transformation of the Company in the future.

      Reduction of Stated Capital. Another effect of the restatement will be to reduce the par value of the Company's common stock from $.80 to $.001 per share. This reduction is necessary to enable the Company to engage in any type of business venture in the future involving its equity. Under the Texas Business Corporation Act, a company's common stock may not be issued for less than its par value. The current $.80 par value of the Company's Common Stock, coupled with the Company's current stock price of approximately $.02 per share renders it virtually impossible for the Company to raise operating capital or to consider an acquisition through the issuance of its stock. If the restatement of the Company's Articles of Incorporation is not approved by the shareholders, then as long as the Company's stock price remains below the par value of its common stock, the Company will not be able to raise additional financing through equity placements and will not be able to consider any acquisitions for stock.

      The stated capital of a Texas corporation is equal to the par value of the outstanding shares. The reduction in the Company's stated capital will be accomplished by a reduction in common stock and an equal increase in additional paid-in capital ("APIC"), both within the shareholders' equity section of the Company's balance sheet. The reduction of stated capital will not change total shareholders' equity nor change any of your rights and privileges as a shareholder of the Company. On the Record Date, the stated capital of the Company's common stock is expected to be $3,588,896, with 4,486,120 shares of $.80 par value common stock outstanding. If approved by shareholders, the stated capital of the Company would be reduced to an amount equal to $.001 times the number of outstanding shares of common stock on the effective date of the reduction. This means that stated capital would be reduced from $3,588,896 to $4,486, and the APIC would be increased from 57,190,291 to $60,774,701.

      Substantial dilution. One side effect of the reduction of stated capital (and the concurrent reduction in par value of the Company's common stock) could be a substantial dilution of the Company's shareholders. If approved by the shareholders and after the reduction takes effect, as long as the market price of the Company's common stock exceeds its par value, it would be possible for the Company to once again consider equity transactions. If opportunities arose in the future for an equity financing or an acquisition for stock, due to the Company's limited capital and the current market price of its common stock, it would most likely be necessary for the Company to issue a substantial number of its common shares to consummate such a transaction. In such event, the Board of Directors would make the final determination whether to consummate such a transaction and may not seek further shareholder approval, unless otherwise required by applicable law.

      Indemnification. A new provision in the restatement relating to indemnification of directors represents no change in the Company's current obligations in this regard, which are currently set forth in the Company's bylaws.

      The resolution passed by the Board of Directors to be approved by the shareholders reads as follows:

 "RESOLVED, that the Articles of Incorporation of the Corporation be restated in accordance with the Restated Articles of Incorporation of the Corporation, attached hereto as Exhibit "A" and incorporated herein."

      If the restatement of the Company's Articles of Incorporation is approved by the shareholders of the Company, the restatement would become effective upon the filing of Restated Articles of Incorporation with the Secretary of State of the State of Texas, which will occur as soon as practicable following the approval.

                          FORWARD LOOKING STATEMENTS

      This Proxy Statement may contain "Forward Looking Statements," which are our expectations, plans, and projections which may or may not materialize, and which are subject to various risks and uncertainties.
 When used in this report, the words "plans," "believes," "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. Factors which could cause actual results to materially differ from our expectations include the following: general economic conditions; competitive factors and pricing pressures; the timely development and acceptance of new products; and other risks described from time to time in the our SEC filings. These forward-looking statements speak only as of the date of this Proxy Statement. We expressly disclaim any obligation or undertaking to release publicly any updates or changes in our expectations or any change in events, conditions or circumstances on which any such statement may be based, except as may be otherwise required by the securities laws.

                           QUORUM AND REQUIRED VOTE

      A majority of the issued and outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting. An affirmative vote of the holders of a majority of the shares entitled to vote on, and that voted for or against or expressly abstained with respect to, a particular matter, present in person or represented by proxy, shall decide any question brought before such meeting. Voting will be by written ballot.

      Under Texas law and under our Articles of Incorporation and Bylaws, shares of the Common Stock represented in person or by proxy at the Special Meeting which abstain from voting on any matter are considered as being represented at the Special Meeting and entitled to vote on that matter.
 Such shares are therefore counted for the purpose of establishing a quorum but they are not counted for the purpose of establishing a minimum number of votes required to approve any matter. Only those shares voted for or against or which expressly abstained with respect to a particular matter are counted in the vote on that matter. As a result, such an abstention from voting has no effect on the voting on any particular matter. "Broker non-votes" and proxies that simply withhold the authority to vote are not considered as being represented at the Special Meeting and are therefore not counted in establishing a quorum.

                                OTHER MATTERS

      As provided by the Texas Business Corporation Act, only business within the purpose described in the accompanying notice may be conducted at the special meeting of shareholders and we do not expect any other matters to be presented for action by the shareholders at the Special Meeting. If any other matter within such purposes properly comes before the meeting, it is the intent of the Board of Directors that the persons named in the proxy will vote pursuant to the proxy in accordance with their judgment in such matters.

                      ANNUAL MEETING SHAREHOLDERS' PROPOSALS

      All proposals from shareholders to be considered at the next annual meeting were required to have been received by the Secretary of the Company, 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248, not later than the close of business on January 2, 2003.

      ALL PROXIES IN THE ACCOMPANYING FORM PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY SHAREHOLDERS. IF NO DIRECTION IS GIVEN, SUCH PROXIES PROPERLY EXECUTED WILL BE VOTED "FOR" THE PROPOSALS SET FORTH HEREIN.

                                    By Order of the Board of Directors,

                                    /s/ Patrick A. Custer

                                    Patrick A. Custer
                                    Secretary
 June 5, 2003
 Dallas, Texas

                           Addendum - Form of Proxy

                       UNIVIEW TECHNOLOGIES CORPORATION
               PROXY SOLICITED BY DIRECTORS FOR SPECIAL MEETING
                                July 17, 2003

 The undersigned, having received the Notice of Special Meeting and Proxy Statement, hereby appoint(s) Billy J. Robinson and Laura Murph and each of them, proxies to represent the undersigned, with full power of substitution, at the Special Meeting of Shareholders of uniView Technologies Corporation, to be held on Thursday, July 17, 2003 at 4:30 P.M., Central Standard Time, at 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248 and at any and all postponements or adjournments thereof:

                 (continued and to be signed on reverse side)
                          --------------------------
                       Please date, sign and mail your
                     proxy card back as soon as possible!

                       Special Meeting of Shareholders
                       UNIVIEW TECHNOLOGIES CORPORATION

                                July 17, 2003

               Please Detach and Mail in the Envelope Provided
                                  ----------
 A [X] Please mark your votes as indicated in this example.

      The directors recommend a vote FOR the proposal.

 1. Adoption of directors' proposal to restate the Articles of Incorporation of the Company.

      FOR [   ]           AGAINST [   ]            ABSTAIN [   ]

 Unless otherwise specified in the squares provided, the proxies shall vote FOR Proposal #1.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE

 ___________________    ___________________________   Dated ___________, 2003
 (Signature)(Title)     (Signature if Held Jointly)

 NOTE:     Please sign exactly as name appears above.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in full partnership name by authorized person.

                                                                    Exhibit A

                    RESTATED ARTICLES OF INCORPORATION OF
                       UNIVIEW TECHNOLOGIES CORPORATION

                               ARTICLE 1:  NAME

      The name of the corporation is VPGI CORP.

                             ARTICLE 2:  DURATION

      The period of this corporation's duration is perpetual.

                             ARTICLE 3:  PURPOSES

      The purposes for which the corporation is organized are to transact any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.

                         ARTICLE 4:  SHARE STRUCTURE

      The total number of shares of all classes of stock which the corporation shall be authorized to issue is 81,000,000 shares, divided into the following: (i) 1,000,000 shares of preferred stock, of the par value of $1.00 per share (hereinafter called "Preferred Stock"); and (ii) 80,000,000 shares of common stock, of the par value of $.001 per share (hereinafter called "Common Stock"). A description of the respective classes of stock and a statement of the designations, preferences, limitations and relative rights of such classes of stock and the limitations on or denial of the voting rights of the shares of such classes of stock are as follows:

      A. PREFERRED STOCK: 1. Issuance in Series. The Preferred stock may be divided into and issued in one or more series. The board of directors is hereby vested with authority from time to time to establish and designate such series, and within the limitations prescribed by law or set forth herein, to fix and determine the relative rights and preferences of the shares of any series so established, but all shares of Preferred Stock shall be identical except as to the following relative rights and preferences as to which there may be variations between different series: (a) the rate of dividend; (b) the price and at the terms and conditions on which shares may be redeemed; (c) the amount payable upon shares in event of involuntary liquidation; (d) the amount payable upon shares in event of voluntary liquidation; (e) sinking fund provisions for the redemption or purchase of shares; (f) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; and
 (g) voting rights. The board of directors shall exercise such authority by the adoption of a resolution as prescribed by law.

           2. Dividends. The holders of each series of Preferred Stock at the time outstanding shall be entitled to receive, when and as declared to be payable by the board of directors, out of any funds legally available for the payment thereof, dividends at the rate theretofore affixed by the board of directors for such series of Preferred Stock that have theretofore been established, and no more, payable quarterly on the first days of January, April, July and October in each year.

           3. Preferred Dividends Cumulative. Dividends on all Preferred Stock, regardless of series, shall be cumulative. No dividends shall be declared on shares of any series of Preferred Stock for any dividend period unless all dividends accumulated for all prior dividend periods shall have been declared or shall then be declared at the same time upon all Preferred Stock then outstanding. No dividends shall be declared on the shares of any series of Preferred Stock unless a dividend for the same period shall be declared at the same time upon all Preferred Stock outstanding at the time of such declaration in like proportion to the dividend rate then declared. No dividends shall be declared or paid on the Common Stock unless full dividends on all Preferred Stock then outstanding for all past dividend periods and for the current dividend period shall have been declared and the corporation shall have paid such dividends or shall have set apart a sum sufficient for the payment thereof.

           4. Preference on Liquidation. In the event of any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of each series of the then outstanding Preferred Stock shall be entitled to receive the amount fixed for such purpose in the resolution or resolutions of the board of directors establishing the respective series of Preferred Stock that might then be outstanding together with a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed therefor in the aforesaid resolution or resolutions. After such payment to such holders of Preferred Stock, the remaining assets and funds of the corporation shall be distributed pro rata among the holders of the Common Stock. A consolidation, merger or reorganization of the corporation with any other corporation or corporations or a sale of all or substantially all of the assets of the corporation shall not be considered a dissolution, liquidation or winding up on the corporation within the meaning of these provisions.

           5. Redemption. The whole or any part of the outstanding Preferred Stock or the whole or any part of any series thereof may be called for redemption and redeemed at any time at the option of the corporation, exercisable by the board of directors upon thirty (30) days' notice by mail to the holders of such shares as are to be redeemed, by paying therefor in cash the redemption price fixed for such shares in the resolution or resolutions of the board of directors establishing the respective series of which the shares to be redeemed are a part together with a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed therefor in the aforesaid resolution or resolutions to the date fixed for such redemption. The corporation may redeem the whole or any part of the shares of any series, or of several series, without redeeming the whole or any part of the shares of any other series; provided, however, that if at any time less than the whole of the Preferred Stock of any particular series then outstanding shall be called for redemption, the particular shares called for redemption shall be determined by lot or by such other equitable method as may be determined by the board of directors. If, on the redemption date specified in any such notice, funds necessary for such redemption shall have been set aside by the corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the Preferred Stock so called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, the shares so called for redemption shall no longer be deemed to be outstanding, the right to receive dividends thereon shall cease to accrue from and after the date so fixed, and all rights of holders of Preferred Stock so called for redemption shall forthwith after such redemption date cease and terminate, excepting only the right of the holders thereof to receive the redemption price thereof, but without interest; and if, before the redemption date specified in any notice of the redemption of any Preferred Stock, the corporation shall deposit with the bank or trust company in the City of Dallas, Texas, having a capital and surplus of at least $50,000,000 according to its last published statement of condition, in trust to be applied to the redemption of the Preferred Stock so called for redemption, the funds necessary for such redemption, then, from and after the date of such deposit, the shares so called for redemption shall no longer be deemed to be outstanding and all rights of holders of the shares so called for redemption shall cease and terminate, excepting only the rights of holders thereof to receive the redemption price thereof, but without interest. Any interest accrued on funds so deposited shall be paid to the corporation from time to time. In case the holder of shares shall have been called for the redemption shall not, within six (6) years after the making of such deposit, claim the amount deposited with respect to the redemption of such shares, the bank or trust company in which such deposit was made shall upon demand pay over to the corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder. Preferred Stock redeemed or otherwise retired by the corporation shall, upon the filing of such statement as may be required by law, assume the status of authorized by unissued Preferred Stock and may thereafter be reissued in the same manner as other authorized but unissued Preferred Stock, except that any shares of any series purchased or redeemed pursuant to the requirements of any sinking fund or purchase fund provided for such series shall not be reissued.

      B. COMMON STOCK: 1. Dividends. Subject to all the rights of the Preferred Stock or any series thereof, and on the conditions set forth in Part A of this Article Four or in any resolution of the board of directors providing for the issuance of any series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the board of directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

                        ARTICLE 5:  PREEMPTIVE RIGHTS

      No holder of securities of the corporation shall be entitled as a matter of right, preemptive or otherwise, to subscribe for or purchase any securities of the corporation now or hereafter authorized to be issued, or securities held in the treasury of the corporation, whether issued or sold for cash or other consideration or as a dividend or otherwise. Any such securities may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

                        ARTICLE 6:  SHAREHOLDER VOTING

      6.01. With respect to any matter, the presence of the holders of a majority of the shares entitled to vote on that matter, either in person or by proxy, constitutes a quorum for the transaction of business. Once the presence of a quorum has been confirmed, business may continue despite any failure to maintain a quorum during the remainder of the meeting or the refusal of any shareholder to vote.

      6.02. If with respect to any action taken by the shareholders of the corporation, any provision of the Texas Business Corporation Act would, but for this Article 6, require the vote or concurrence of the holders of shares having more than a majority of the votes entitled to be cast thereon, or of any class or series thereof, the vote or concurrence of the holders of shares having only a majority of the votes entitled to be cast thereon, or of any class or series thereof, shall be required with respect to any such action.

      6.03. At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any shareholder to cumulate his votes in any election of directors.

      6.04. Any shareholder action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

                         ARTICLE 7:  SHARE REPURCHASE

      The corporation, without vote of shareholders, may purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefor and unrestricted reduction surplus available therefor.

                        ARTICLE 8:  DIRECTOR LIABILITY

      A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any act or omission in his capacity as a director, except to the extent otherwise expressly provided by a statute of the State of Texas. Any repeal or modification of this Article shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director of the Corporation existing at the time of the repeal or modification.

                         ARTICLE 9:  INDEMNIFICATION

      To the extent permitted by the Texas Business Corporation Act, the corporation will indemnify any person who was, is, or is threatened to be made a named defendant or respondent in any threatened, pending, or completed proceeding, whether civil, criminal, administrative, arbitrative, or investigative, including all appeals, because that person is or was a director, officer, employee, or agent of the corporation. The corporation will also indemnify a person who is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, or other enterprise or entity.

                    ARTICLE 10:  MISCELLANEOUS PROVISIONS

      10.01. The corporation will not begin business until it has received for issuing its shares consideration of the value of one thousand dollars consisting of money, labor done, or property actually received.

      10.02. The street address of the registered office of the corporation is 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248, and the name of the registered agent at this address is Patrick A. Custer.

      10.03. The number of directors constituting the Board of Directors is one. The names and addresses of the persons serving as directors until the next annual shareholders' meeting or until their successors are elected and qualify are: Patrick A. Custer, 17300 North Dallas Parkway, Suite 2050, Dallas, Texas 75248.

      The undersigned has executed these Restated Articles of Incorporation on _________________, 2003.


      ____________________________
      Patrick A. Custer, President